                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ] Soliciting Material Pursuant to (Section) 240.14a-11(c) or (Section) 240.14a-12

                               LIFEWAY FOODS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

       (5) Total fee paid:

       -------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       -------------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

       (3) Filing Party:

       -------------------------------------------------------------------------

       (4) Date Filed:

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

                               LIFEWAY FOODS, INC.
                                 6431 W. Oakton
                             Morton Grove, IL 60053

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2001

TO OUR STOCKHOLDERS:

         You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of Lifeway Foods, Inc., an Illinois corporation (the "Company"), to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, on Saturday, June 16, 2001 at 11:00 a.m. local time (the "Meeting"), to consider and act upon the following:

         1. To elect five Directors to serve until the next meeting and until their successors are duly elected and qualified.

         2. To ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for the next fiscal year.

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Only stockholders of Common Stock of record at the close of business on April 25, 2001 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open.

         WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/ Michael Smolyansky
                                            -----------------------------------
                                            Michael Smolyansky
                                            Chairman of the Board
Skokie, Illinois
April 25, 2001

                               LIFEWAY FOODS, INC.

                                 PROXY STATEMENT


                               PROCEDURAL MATTERS

         THIS PROXY STATEMENT IS FURNISHED TO THE STOCKHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") TO BE HELD AT 11:00 A.M., LOCAL TIME, ON SATURDAY, JUNE 16, 2001, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Stockholders of record of Common Stock of the Company at the close of business on April 25, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Meeting will be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077. Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each of management's nominees for Director and in favor of each of management's proposals set forth in the Notice of Annual Meeting of Stockholders. A stockholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person. Beneficial owners wishing to vote at the Meeting who are not stockholders of record on the Company's books (e.g., persons holding in street name) must bring to the Meeting a Power of Attorney or proxy in their favor signed by the holder of record in order to be able to vote.


SOLICITATION OF PROXIES

         This Proxy Statement and the form of proxy are first being mailed to the stockholders beginning May 7, 2001. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has no plans to retain an outside firm to solicit proxies. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith. Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.


VOTING OF PROXIES

         A form of proxy is enclosed for use at the Meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof. Management intends to vote the 2,210,939 shares (51%) of Common Stock which it controls in favor of the proposals to: (i) elect five Directors to serve until the next Annual Meeting and until their successors are duly elected and qualified, (ii) to ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for 2001 and (iii) to transact such other business as may properly come before the Meeting or any adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

         Only holders of Common Stock, no par value per share, of record at the close of business on April 25, 2001 (the "Record Date"), will be entitled to vote at the meeting. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal 2. Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director. The form of proxy does not provide for abstentions with respect to the election of Directors; however, a shareholder present at the Meeting may abstain with respect to such election.


ANNUAL REPORT ON FORM 10-KSB

         This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (the "Annual Report"). Stockholders are referred to the Annual Report for information concerning the Company's business and operations, but the Annual Report is not part of the proxy soliciting materials.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Five Directors are to be elected at the meeting. The Directors will be elected at the Meeting to serve until the next annual meeting of stockholders of the Company and until their successors shall be duly elected and shall qualify. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election individually, of the five nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law. Each of the nominees are currently serving as Directors of the Company.


                       THE BOARD OF DIRECTORS RECOMMENDS A
                         VOTE FOR EACH OF THE NOMINEES.

         The names of the nominees and certain information with regard to each nominee follows:

Name                                  Age        Position                                            Director Since
------------------------------- ---------------- -------------------------------------------------- ------------------
Michael Smolyansky                    53         CEO, CFO, President, Treasurer and Director              1986
Pol Sikar                             53         Director                                                 1986
Rick D. Salm                          49         Director                                                 1986
Renzo Bernardi                        63         Director                                                 1994
Thomas Kunz                           43         Director                                                 1999


NOMINEES FOR ELECTION AS DIRECTORS

         MICHAEL SMOLYANSKY has been Chief Executive Officer, Chief Financial Officer, President, Treasurer and a director of the Company since its inception in February 1986. From 1976 to 1985, he was Project Engineer and Department Manager of F.J. Littell Machine Co., of Chicago, Illinois, where he had primary responsibility for design of material handling equipment. Mr. Smolyansky is a graduate of the Kiev Institute of Technology (M.S., Mechanical Engineering,
1971). Mr. Smolyansky devotes full time to the business of the Company. Mr. Smolyansky holds no other directorships in any other reporting company.

         POL SIKAR has been a director of the Company since its inception in February 1986. He is a graduate with a Master's degree from the Odessa State Institute of Civil Engineering in Russia. For more than 10 years he has been President and major stockholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company.

         RICK D. SALM, a director of the Company since its inception in February 1986, is Executive Vice-President of the First Commercial Bank of Chicago, Illinois. Mr. Salm joined First Commercial in 1982 and is currently in charge of commercial lending activities. Mr. Salm holds a Bachelor's degree from St. Norbert College, from which he graduated in 1974. Mr. Salm devotes as much time as necessary to the business of the Company. Mr. Salm holds no other directorships in any other reporting company.

         RENZO BERNARDI has been a director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc. - Dairy and Food Service Company which has been in business since 1969 (formerly,

Renzo-Milk Distribution Systems). He has over 29 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi will devote as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company.

         THOMAS KUNZ has been a director of the Company since November 1999. Mr. Kunz was designated as a director of the Company pursuant to the terms and conditions of a Stock Purchase Agreement and a Stockholders' Agreement between the Company and Danone Foods, Inc. ("Danone"). Mr. Kunz is currently the president and chief executive officer of The Dannon Company, Inc., an affiliate of Danone. In his present position, he has strategic and direct responsibilities for dairy products in the U.S. and Canada as well as world category responsibility for desserts. In 1998 Mr. Kunz took over the position as general manager of Bagley S.A., a Groupe DANONE subsidiary in Argentina and in 1995 he was appointed general manager of DANONE de Mexico. In 1991 he joined DANONE Germany as a marketing director in Munich Germany. Mr. Kunz graduated from the University of St. Geller in Switzerland with a MBA degree in economics. Mr. Kunz holds no other directorships in any other reporting company.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with except for: the purchase of 300 shares by Rick Salm (one transaction), the purchase of 1,100 shares by Pol Sikar (one transaction), and the purchase of 10,200 shares by Renzo Bernardi (six transactions), all of which are expected to be reported late on Form 5.


BOARD AND COMMITTEE MEETINGS

         During 2000, the Company's Board of Directors held four regular meetings. The attendance in person or by telephone at the meetings of the Board was 100% for one meeting; 80% for two meetings and 60% for one meeting.

         The Board of Directors has an Audit Committee which currently consists of Messrs. Smolyansky, Sikar, Salm and Kunz. Members are appointed by the full Board. The Audit Committee held one meeting in 2000 and attendance at the meeting was 75%. The functions of the Audit Committee are to review the Company's internal controls, accounting policies and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; and to review the services and fees of the independent auditors, their independence, and recommend to the Board of Directors for its approval and for ratification by the stockholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         Effective January 31, 2000, the Securities and Exchange Commission (the "SEC") adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. The new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. It is now required that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in these rules. In addition, the SEC recommends that audit committees adopt a written charter. The charter must be included as an attachment to the proxy statement at least once every three years. The Company's Audit Committee adopted a charter in March 8, 2001, and is included in this proxy statement as Appendix A.

         The Audit Committee consists of four directors, Messrs. Smolyansky, Sikar, Salm and Kunz , a majority of whom are independent directors in accordance with the National Association of Securities Dealers (the "NASD") listing standards. All of the Audit Committee members have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements.

         The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2000 with management and the independent auditors, Gleeson, Sklar, Sawyers & Cumpata LLP ("Gleeson"). Additionally, the Audit Committee discussed with Gleeson matters as required by the Statement of Auditing Standards No. 61, which included Gleeson's judgments as to the quality not just the acceptability of the financial statements, changes in accounting policies and sensitive accounting estimates.

         Gleeson provided the Audit Committee with written disclosures and a letter required by Independence Standards Board Standard No. 1 ("ISB Standards No. 1"). ISB Standards No. 1 requires (i) Gleeson to disclose in writing all relationships between Gleeson and related entities and the Company and its related entities, in Gleeson's professional judgment, that may reasonably be thought to bear on independence; (ii) confirm that, in Gleeson's professional opinion, they are independent of the Company within the meaning of the Securities Acts and (iii) discuss Gleeson's independence with the Audit Committee.

         Based on the Audit Committee's review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                   Signed on behalf of the Audit Committee

                                   /s/ Michael Smolyansky
                                   --------------------------------------------
                                   Michael Smolyansky, Chairman


INDEPENDENT AUDITORS FEES AND OTHER MATTERS

         AUDIT FEES

         Audit fees billed or expected to be billed to the Company by Gleeson, Sklar, Sawyers & Cumpata LLP for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for the last fiscal year totaled $35,050.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Gleeson, Sklar, Sawyers & Cumpata LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the year ended December 31, 2000 in connection with financial information systems design or implementation.

         ALL OTHER FEES

         Gleeson, Sklar, Sawyers & Cumpata LLP did not bill the Company for any other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000.

         COMPENSATION OF DIRECTORS

         During 2000, the Board of Directors participated in two meetings where each director was compensated at the rate of $500.00 per meeting.


         EXECUTIVE COMPENSATION

(a)      General

         The following information discloses all plan and non-plan compensation awarded to, earned by, or paid to Mr. Michael Smolyansky, CEO, CFO, President, Treasurer and Director of the Company, for all services rendered in all capacities to the Company and its subsidiaries. Mr. Smolyansky is the only person meeting the reporting requirements of Item 402 of Regulation S-B. No other executive officer of the Company had total annual salary and bonus exceeding $100,000 for the fiscal year ended December 31, 2000.

(b)      Summary Compensation Table

         The following table sets forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended December 31, 2000, 1999 and 1998, to or for the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus, if any, exceeded $100,000 for the fiscal year ended 2000.

                                                               Annual Compensation
                                              ------------------------------------------------------

              (a)                    (b)            (c)              (d)                (e)
             Name                                                                      Other
              And                   Year                                              Annual
           Principal                Ended         Salary            Bonus          Compensation
           Position              December 31        ($)              ($)                ($)
-------------------------------- ------------ ---------------- ---------------- --------------------
Michael Smolyansky                  2000        $151,000.00       $3,000.00             -0-
CEO, CFO, President,                1999        $143,000.00          -0-                -0-
Treasurer                           1998        $120,000.00       $5,000.00             -0-


                                                   Long Term Compensation
                                         -------------------------------------------
                                                     Awards               Payouts
                                         ------------------------------- -----------

           (a)                 (b)            (f)             (g)           (h)            (i)
          Name                            Restricted                                       All
           And                 Year          Stock          Shares          LTIP          Other
        Principal             Ended        Award(s)       Underlying      Payouts     Compensation
        Position            December 31       ($)           Options         ($)            ($)
-------------------------- ------------- -------------- ---------------- ----------- ----------------
Michael Smolyansky             2000           -0-             -0-           -0-            -0-
CEO, CFO, President            1999           -0-             -0-           -0-            -0-
Treasurer                      1998           -0-             -0-           -0-            -0-

(c)      Option/SAR Grants in Last Fiscal Year

         This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not received any individual grants of stock options during fiscal 2000 or stock appreciation rights during 2000.

(d) Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

         This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not exercised any stock options during fiscal 2000.

(e)      Long-Term Incentive Plans ("LTIP") - Awards in Last Fiscal Year

         This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not received any awards pursuant to any LTIP during fiscal 2000.

(f)      Employment Contracts and Termination of Employment and
         Change-in-Control Arrangements

         (f)(1)   Employment Contracts

         Presently there are no written employment contracts with any of the Company's executive officers.

         (f)(2)   Employee, Consultants and Service Providers Benefit Plan

         On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the "Lifeway Foods, Inc. Consulting and Services Compensation Plan" (the "Plan") covering 300,000 shares of its Common Stock. Pursuant to the Plan, the Company may issue Common Stock and/or options to purchase Common Stock to certain consultants, service providers and employees, including officers and directors, of the Company. The purpose of the Plan is to promote the best interests of the Company and its stockholders by providing a means of non-cash remuneration to eligible participants who contribute to operating progress and earning power of the Company. The Plan is administered by the Company's Board of Directors or a committee consisting of three members which has the discretion to determine from time to time the eligible participants to receive an award; the number of shares of stock issuable directly or to be granted pursuant to option; the price at which the option may be exercised or the price per share in cash or cancellation of fees or other payment which the Company is liable if a direct issue of stock and all other terms on which each option shall be granted. As of December 31, 2000, a total of 65,700 shares has been issued under the Plan and no options remain outstanding.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         (a)      Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, the Company's only outstanding class of securities, as of March 31, 2001 by (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each of the Company's directors, (c) each of the Company's executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

                                                                         Percent Owned
                                           Amount and Nature of         Beneficially and
     Name and Address of                   Beneficial Ownership            of Record
       Beneficial Owner                            (1)                        (2)
  ------------------------------------- --------------------------- -------------------------
     Michael Smolyansky (3)(6)                   2,186,539                   50.6%
     6431 W. Oakton
     Morton Grove, IL 60053

     Rick D. Salm (6)                                3,800                     *
     6945 N. Clark St.
     Chicago, IL 60626

     Pol Sikar (6)                                   2,300                     *
     3907 Miller Drive
     Glenview, IL 60025

     Renzo Bernardi (6)                             16,300                     *
     2919 N. Natoma
     Chicago, IL 60634

     Valeriy Nikolenko (4)(6)                        2,000                     *
     8917 Lamon Ave.
     Skokie, IL 60077

     Thomas Kunz (5)(6)                                -0-                     *
     120 White Plains Road
     Tarrytown, NY 10591

     Danone Foods, Inc.                            863,689                   20.0%
     120 White Plains Road
     Tarrytown, NY 10591

     All officers and directors of               2,210,939                   51.2%
     the Company as a group (six
     persons)

----------

* Represents less than one percent of the outstanding Common Stock.

         (1) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named.

         (2) Based upon 4,318,444 shares of Common Stock outstanding as of March 31, 2001.

         (3) Mr. Smolyansky directly owns 2,118,338 shares of Common Stock of the Company. 68,201 shares of Common Stock are owned by his wife and therefore deemed to be beneficially owned by Mr. Smolyansky. Also included are 8,000 shares of Common Stock owned by the Smolyansky Family Foundation, a charitable trust, of which Mr. and Mrs. Smolyansky are the trustees. The Smolyansky's disclaim any beneficial ownership of the trust.

         (4) Mr. Nikolenko directly owns 1,100 shares of Common Stock of the Company. 900 shares of Common Stock are owned by his wife and therefore deemed to be beneficially owned by Mr. Nikolenko.

         (5) Mr. Kunz is also an officer of The Dannon Company, Inc., which is an affiliate of Danone Foods, Inc. Danone Foods, Inc. is listed on the table as the beneficial owner of 20% of the Common Stock of the Company.

         (6) Director or officer. The majority of the shares of Common Stock held by officers, directors and principal shareholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, under certain circumstances.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 1, 1999, the Company issued and sold 497,767 shares of restricted Common Stock to Danone Foods, Inc. The purchase price paid to the Company was $10.00 per share, for gross proceeds of $4,977,670. In connection with the transaction, Danone also purchased 150,000 outstanding shares of Common Stock from certain stockholders, including the Company's controlling stockholder, Michael Smolyansky, on similar terms. Subsequent to these initial transactions, Danone purchased an additional 215,922 outstanding shares of Common Stock in private transactions with certain stockholders, including Michael Smolyansky, Pol Sikar and Valeriy Nikolenko. As a result of these additional purchases, Danone is presently the beneficial owner of 20% of the outstanding Common Stock of the Company. The parties have agreed that, subject to limited exceptions, for a period of five years, after October 1, 1999, Danone may not own more than 20% of the outstanding Common Stock of the Company.

         Pursuant to the terms and conditions of a Stock Purchase Agreement and a Stockholders' Agreement dated October 1, 1999, between the Company, Danone, and the Smolyansky family, the Company granted certain limited rights to Danone, which included a right to nominate one director, anti-dilutive rights relating to future offerings, and limited registration rights. The Company and Danone also agreed that they would not compete with each other for a period of five years with respect to certain yogurt, cheese and kefir products. Mr. Thomas Kunz, president and chief executive officer of The Dannon Company, Inc., a subsidiary of Danone, was nominated as a director of the Company in November of 1999.

         On December 24, 1999, the Company entered into a Support Agreement (the "Agreement") with The Dannon Company, Inc. The primary purpose of the Agreement, which provides for an initial term of three years and is renewable annually thereafter, is to allow the Company access to Danone's brokers and distributors in the United States. The parties agreed that they would not compete with each other during the term of the Agreement and for three years after termination of the Agreement with respect to certain yogurt, cheeses and kefir products.

         On December 24, 1999, the Company also entered into a letter agreement that amended the original Stockholders' Agreement with Danone. The purposes of the amendment were 1) to clarify that Danone's anti-dilutive rights, Danone's Right of First Refusal and Michael Smolyansky's reciprocal Right of First Refusal would apply to any form of capital (not just Common Stock); and (2) that the parties shall cause a vote at the next annual stockholders' meeting to amend the Articles of Incorporation to clarify that the Company has the power to grant preemptive rights to any of its stockholders by contract.

                                   PROPOSAL 2
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board has designated the firm of Gleeson, Sklar, Sawyers & Cumpata LLP, independent auditors, as auditors of the Company for the next fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

         During the two most recent fiscal years, there have been no disagreements with Gleeson, Sklar, Sawyers & Cumpata LLP on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event.

         The Company expects that representatives of Gleeson, Sklar, Sawyers & Cumpata LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         In the event that ratification of the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.


REQUIRED VOTE

         An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF GLEESON, SKLAR, SAWYERS & CUMPATA LLP AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2001), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder may desire to present to the Company's 2002 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company on or before January 1, 2002, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Michael Smolyansky
                                    --------------------------
                                    Michael Smolyansky
                                    Chairman of the Board

         April 25, 2001

                                                                      APPENDIX A

                               LIFEWAY FOODS, INC.
                                 (THE "COMPANY")

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

         o Monitor the independence and performance of the Company's independent auditors and internal auditing department; and

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board.

         The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.



II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS


         The Committee members shall meet the requirements of NASDAQ regarding the composition of the Committee. The Committee shall be comprised of at least three, but no more than six directors, as determined by the Board, a majority of whom shall be independent directors. In the event the Company no longer files reports under Securities and Exchange Commission ("SEC") Regulation S-B, all Committee members must be independent directors.

         All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and in the event the Company no longer files reports under SEC Regulations S-B at least one member of the Committee shall have accounting or related financial management expertise.

         Committee members shall be appointed by the Board. If the Committee Chair is not designated or present, the members of the Committee may designate a Chair by a majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances may dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting, consistent with the provisions of this Charter. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. In addition, the Committee, or at least its Chair, should communicate quarterly with the management and the independent auditors to review the Company's financial statements and significant findings based upon the auditors limited review procedures.


III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES


         Review Procedures


1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses including the status of previous recommendations.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earning and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the Statement of Auditing Standards No. 61 ("SAS 61") which requires that auditors communicate, either in writing or orally before or after the financial statements have been issued. The Chair of the Committee may represent the entire Committee for purposes of this review or in certain cases may request that the entire Committee participate.



         Independent Auditors



5. The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of the independent auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors. Review and approve requests for significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors engagement letter and audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the Committee by the independent auditors in accordance with SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

11. Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

12. Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

13. Inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the prospective of income, asset and liability recognition and whether those principles are common practices or are minority practices.



         Internal Audit Department and Legal Compliance



14. Review the budget, plan, changes in plan, activities, organization structure, and qualifications of the internal audit department, as needed.

15. Review the appointment, performance, and replacement of the senior internal audit executive.

16. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

17. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.



         Other Audit Committee Responsibilities



18. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

19. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

20. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

PROXY                                                                      PROXY

                               LIFEWAY FOODS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
       TO BE HELD AT THE HOLIDAY INN NORTH SHORE, 5300 WEST TOUHY AVENUE,
      SKOKIE, ILLINOIS, SATURDAY, JUNE 16, 2001, AT 11:00 A.M. LOCAL TIME

The undersigned hereby appoints Michael Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

1.  Election of Directors:
Nominees:     Michael Smolyansky  Pol Sikar  Rick D. Salm  Renzo Bernardi
              Thomas Kunz:

    [ ]  FOR  [ ]  WITHHELD  For, except vote withheld from the following nominees:

    ----------------------------------------------------------------------------

2. Ratification of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors:

                [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

3.  Other Matters:

    In his discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.


                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                    VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                    UNDERSIGNED SHAREHOLDER.

                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE                                  DATED
         ----------------------------           --------------------------------

-------------------------------------      -------------------------------------
      SIGNATURE IF JOINTLY OWNED                         PRINT NAME

NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.